Effective September 27, 2013, in the second paragraph of the sub-section entitled “Fees and Expenses” beneath the main heading “Summary of Key Information,” the reference to the page number of the “Waivers of Sales Charges” is replaced by reference to page H-1 of the fund’s Statement of Additional Information (“SAI”).

Effective October 28, 2013, the second and third paragraphs beneath the sub-heading entitled “Frequent Trading” within the sub-section entitled “Other Considerations” beneath the main heading “How to Purchase, Redeem, and Exchange Shares” is restated as follows:

MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $15,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by another MFS fund that invests in the fund, a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/ liquidations).  MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $16,000 from the fund into two other MFS funds, by exchanging $8,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $15,000 in value).

Effective immediately, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Thomas H. Wetherald	2004	Investment Officer of MFS

As of December 31, 2013, the chart above will be replaced with the following:

Portfolio Manager	Since	Title
Michael Grossman	December 2013	Investment Officer of MFS
Thomas H. Wetherald	2004	Investment Officer of MFS

Effective immediately, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Thomas H. Wetherald	Portfolio Manager	Employed in the investment area of MFS since 2002

As of December 31, 2013, the chart above will be replaced with the following:

Portfolio Manager	Primary Role	Five Year History
Michael Grossman	Portfolio Manager	Employed in the investment area of MFS since 2005
Thomas H. Wetherald	Portfolio Manager	Employed in the investment area of MFS since 2002

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